UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14C-101)

SCHEDULE 14C INFORMATION

Check the appropriate box:

☒	Preliminary Information Statement

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☐	Definitive Information Statement

BLACK TUSK MINERALS INC.

(Exact Name of Registrant as Specified in its Charter)

(Name of Person(a) Filing Proxy Statement, if other than the Registrant)

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BLACK TUSK MINERALS INC.

7425 ARBUTUS STREET

VANCOUVER, BRITISH COLUMBIA

CANADA V6P 5T2

Notice of Action by Written Consent

To all Stockholders of Black Tusk Minerals Inc.:

I am writing to inform you that the Board of Directors of Black Tusk Minerals Inc. (the “Company”) and holders of a majority of the issued and outstanding shares of capital stock of the Company entitled to vote on the matter set forth herein, have approved the following corporate action by written consent in lieu of a meeting pursuant to Section 78.320 of the Nevada Revised Statutes:

The adoption of the Black Tusk Minerals Inc. 2009 Non-Qualified Stock Option Plan as adopted and approved on August 24, 2009 by the unanimous written consent of the Board of Directors of the Company, pursuant to Nevada Revised Statutes Section 78.315.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF AN ANNUAL MEETING OR SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

This Information Statement, which describes the above corporate action in more detail, is being furnished to stockholders of the Company for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until at least twenty (20) calendar days after the mailing of this Information Statement to the stockholders of the Company. We anticipate that the approval of the Black Tusk Minerals Inc. 2009 Non-Qualified Stock Option Plan by the Company’s shareholders will be effective on November 16, 2009, which is the next business day following the expiration of the aforementioned twenty (20) day period.

By Order of the Board of Directors.

October 15, 2009	/s/ Gavin H. Roy
Gavin H. Roy
President

BLACK TUSK MINERALS INC.

7425 ARBUTUS STREET

VANCOUVER, BRITISH COLUMBIA

CANADA V6P 5T2

Information Statement

October 15, 2009

This Information Statement is being mailed to the stockholders of Black Tusk Minerals Inc., a Nevada corporation (hereinafter referred to as the “Company ”), on or about October 26, 2009 in connection with the corporate action described below. The Company’s board of directors (the “Board”) and holders (collectively, the “Consenting Stockholders”) of a majority of the issued and outstanding shares of common stock (the “Common Stock”) of the Company entitled to vote on the matter set forth herein have approved such matter. Accordingly, this Information Statement is furnished solely for the purpose of informing stockholders, in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action. No other stockholder approval is required. The record date for determining stockholders entitled to receive this Information Statement has been established as the close of business on October 8, 2009 (the “Record Date”).

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

CORPORATE ACTIONS

The Nevada Revised Statutes permit the holders of a majority of the shares of the Company’s outstanding Common Stock to approve and authorize actions by written consent of a majority of the shares outstanding as if the action were undertaken at a duly constituted meeting of the stockholders of the Company. On September 14, 2009, Consenting Stockholders holding an aggregate of 12,501,333 shares of Common Stock, representing approximately 53.12% of the total shares of Common Stock entitled to vote on the matter set forth herein, consented in writing without a meeting to the matter described herein. As a result, no further votes will be needed to approve the matter set forth herein. As of September 14, 2009, the Company had 23,533,576 shares of Common Stock issued and outstanding.

The Consenting Stockholders have consented to the approval of the Black Tusk Minerals Inc. 2009 Non-Qualified Stock Option Plan (the “Plan”) as adopted by the unanimous written consent of the Board on August 24, 2009.

VOTING SECURITIES

As of the date of this Information Statement, there were 23,533,576 shares of our Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote per share.

BLACK TUSK MINERALS INC. 2009 NON-QUALIFIED STOCK OPTION PLAN

On August 24, 2009, the Board adopted the Plan by unanimous written consent, pursuant to Nevada Revised Statutes Section 78.315.

Description of the Plan

The following is a brief description of certain important features of the Plan, the full text of which is attached as Appendix A to this Information Statement. This summary is qualified in its entirety by the reference to the full text of the Plan.

Purpose. The purpose of the Plan is to advance the best interests of the Company by providing an additional incentive to those persons who have a substantial responsibility for the Company’s management, affairs, and growth by increasing such persons’ proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company.

Stock Options: The Plan provides for the grant of non-qualified stock options, exercisable for shares of Common Stock of the Company.

Administration. The Plan shall be administered by the Company’s Compensation Committee or such other committee designated by the Board (together with the Compensation Committee, the “Committee”). The Committee shall have full power to grant stock options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper. The determination of those eligible to receive stock options, and the amount, price, type and timing of each stock option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

Shares Subject to the Plan. The total number of shares of the Company available for grants of stock options under the Plan shall be 2,500,000 shares of Common Stock, subject to adjustment as provided in the Plan, which shares may be either authorized but unissued or reacquired shares of Common Stock of the Company.

Eligibility: Stock options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

Determination of Exercise Price: The exercise price per share for any stock option issued under the Plan rests in the sole and unfettered discretion of the Committee, provide however, that the exercise price per share shall not be less than the fair market value of the Company’s Common Stock on the date the stock options are granted, as determined by the closing price, on the date of grant or the date immediately prior to the date of grant, of the Company’s Common Stock on the OTC Bulletin Board or any other recognized exchange on which such shares of Common Stock are listed for trading as quoted by Bloomberg.

Amendment and Termination: The Board may at any time suspend, terminate, or amend the Plan in whole or in part, except that no such suspension, termination or amendment shall without the consent of an optionee alter or impair any right under any stock option previously granted to such optionee under the Plan.

Duration. The Plan shall continue in effect for a term of ten (10) years from the effective date unless earlier terminated.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our Common Stock as of October 8, 2009 by:

•	each person who is known by us to beneficially own more than 5% of our issued and outstanding shares of Common Stock;
•	our named executive officers;
•	our directors; and
•	all of our executive officers and directors as a group.

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Owner	(4) Percent of Class*
Directors and Named Executive Officers
Common Stock	Gavin Roy 7425 Arbutus Street Vancouver, BC V6P 5T2	8,036,000 shares directly and indirectly owned (2,950,000 directly owned and 5,086,000 indirectly owned as principal of Magellan Management Company) (1)	34.2%
Common Stock	Michael McIsaac 5530 Baillie Street Vancouver, BC V5Z 3M8	253,333 shares directly owned (2)	1%
Directors and Named Executives as a Group		8,289,333	35.2%
5% Shareholders
Common Stock	Magellan Management Co. 7425 Arbutus Street Vancouver, BC V6P 5T2	8,036,000 shares directly and indirectly owned (5,086,000 shares directly owned and 2,950,000 shares indirectly owned through Mr. Roy) (3)	21.6%
Common Stock	Leonard Raymond de Melt 810 Malecon Cisneros Miraflores Lima 18, Peru	1,580,000 shares directly owned	6.7%
Common Stock	Stacy de Melt 810 Malecon Cisneros Miraflores Lima 18, Peru	2,200,000 shares directly owned	9.4%

(1)

Excludes 1,000,000 shares issuable to Magellan Management Company upon exercise of outstanding stock options. Mr. Roy is the principal of Magellan Management Company and has sole investment control over these securities

(2)	Excludes 500,000 shares issuable to Mr. Issaac upon exercise of outstanding stock options

(3) Mr. Roy is the principal of Magellan Management Company and has sole investment control over these securities

* Percentages are calculated on a partially diluted basis based on 23,533,576 shares issued and outstanding on October 8, 2009 and shares acquirable by the holder within the next 60 days.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION

TO MATTERS TO BE ACTED UPON

The Company’s directors and executive officers have a direct interest in the approval of the Plan which is not shared by all holders of the Company’s Common Stock, as such directors and executive officers are eligible to receive options pursuant to the Plan.

All members of the Board approved the Plan by unanimous written consent of the Board, effective August 24, 2009.

No security holder entitled to vote at a shareholder’s meeting or by written consent has submitted to the Company any proposal for consideration by the Company or its Board.

COSTS AND MAILING

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company has asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual and quarterly reports, proxy statements, and other reports and information electronically with the Securities and Exchange Commission (the “Commission”). The Company’s filings are available through the Commission’s website at the following address: http:www.sec.gov.

By Order of the Board of Directors.

October 15, 2009	/s/ Gavin H. Roy
Gavin H. Roy
President

APPENDIX A

BLACK TUSK MINERALS INC.

2009 NONQUALIFIED STOCK OPTION PLAN

ARTICLE I

Purpose of Plan

This 2009 NONQUALIFIED STOCK OPTION PLAN (the “Plan”) of BLACK TUSK MINERALS INC. (the “Company”) for persons employed or associated with the Company, including without limitation any employee, director, general partner, officer, attorney, accountant, consultant or advisor, is intended to advance the best interests of the Company by providing additional incentive to those persons who have a substantial responsibility for its management, affairs, and growth by increasing their proprietary interest in the success of the Company, thereby encouraging them to maintain their relationships with the Company. Further, the availability and offering of Stock Options under the Plan supports and increases the Company’s ability to attract, engage and retain individuals of exceptional talent upon whom, in large measure, the sustained progress growth and profitability of the Company for the shareholders depends.

ARTICLE II

Definitions

For Plan purposes, except where the context might clearly indicate otherwise, the following terms shall have the meanings set forth below:

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

“Committee” shall mean the Compensation Committee, or such other committee appointed by the Board, which shall be designated by the Board to administer the Plan. The Committee shall be composed of two or more persons as from time to time are appointed to serve by the Board and may be members of the Board or the entire Board.

“Common Shares” shall mean the Company’s Common Shares $0.001 par value per share, or, in the event that the outstanding Common Shares are hereafter changed into or exchanged for different shares or securities of the Company, such other shares or securities.

“Company” shall mean BLACK TUSK MINERALS INC., a Nevada corporation, and any parent or subsidiary corporation of BLACK TUSK MINERALS INC., as such terms are defined in Section 425(e) and 425(f), respectively of the Code.

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

“Optionee” shall mean any person employed or associated with the affairs of the Company who has been granted one or more Stock Options under the Plan.

“Securities Act” shall mean the United States Securities Act of 1933, as amended.

“Stock Option” or “NQSO” shall mean a stock option granted pursuant to the terms of the Plan.

“Stock Option Agreement” shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Common Shares hereunder.

ARTICLE III

Administration of the Plan

1.

The Committee shall administer the plan and accordingly, it shall have full power to grant Stock Options, construe and interpret the Plan, establish rules and regulations and perform all other acts, including the delegation of administrative responsibilities, it believes reasonable and proper.

2.

The determination of those eligible to receive Stock Options, and the amount, price, type and timing of each Stock Option and the terms and conditions of the respective stock option agreements shall rest in the sole discretion of the Committee, subject to the provisions of the Plan.

3.

The Committee may cancel any Stock Options awarded under the Plan if an Optionee conducts himself in a manner which the Committee determines to be inimical to the best interest of the Company and its shareholders as set forth in more detail in paragraph 8 of Article X of the Plan.

4.

The Board, or the Committee, may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any granted Stock Option, in the manner and to the extent it shall deem necessary to carry it into effect.

5.	Any decision made, or action taken, by the Committee or the Board arising out or in connection with the interpretation and administration of the Plan shall be final and conclusive.

6.

Meetings of the Committee shall be held at such times and places as shall be determined by the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the vote of a majority of those members present at any meeting shall decide any question brought before that meeting. In addition, the Company may take any action otherwise proper under the Plan by the affirmative vote, taken without a meeting, of a majority of its members.

7.	No member of the Committee shall be liable for any act or omission of any other member of the Committee or for any act or omission on his own part, including,

but not limited to, the exercise of any power or discretion given to him under the Plan except those resulting form his own gross negligence or willful misconduct.

8.

The Company, through its management, shall supply full and timely information to the Committee on all matters relating to the eligibility of Optionees, their duties and performance, and current information on any Optionee’s death, retirement, disability or other termination of association with the Company, and such other pertinent information as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary in the performance of its duties hereunder.

ARTICLE IV

Shares Subject to the Plan

1.

The total number of shares of the Company available for grants of Stock Options under the Plan shall be 2,500,000 Common Shares, subject to adjustment as herein provided, which shares may be either authorized but unissued or reacquired Common Shares of the Company.

2.

If a Stock Option or portion thereof shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered by such NQSO shall be available for future grants of Stock Options.

ARTICLE V

Stock Option Terms and Conditions

1.

Consistent with the Plan’s purpose, Stock Options may be granted to any person who is performing or who has been engaged to perform services of special importance to management in the operation, development and growth of the Company.

2.

Determination of the exercise price per share for any Stock Option issues hereunder shall rest in the sole and unfettered discretion of the Committee, provide however, that the exercise price per share shall not be less than the fair market value of the Company’s Common Shares on the date the Stock Options are granted, as determined by the closing price, on the date of grant or the date immediately prior to the date of grant, of the Company’s Common Shares on the Primary Exchange on which such Common Shares are listed for trading as quoted by Bloomberg. “Primary Exchange” shall mean the FINRA OTCBB or any other recognized exchange, which, in the aggregate, constitutes the largest trading volume for such Common Shares during the Company’s most recently completed fiscal year.

3.

All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, and such other provisions as the Committee may adopt, including the provisions set forth in paragraphs 2 through 13 of this Article V.

4.	All Stock Options granted hereunder must be granted within ten years from the date this Plan is adopted, as set forth in more detail in Article XII of the Plan.

5.

All Stock Options granted under the Plan shall be evidenced by agreements which shall be subject to applicable provisions of the Plan, The Committee, in its discretion, may provide that an option shall be exercisable during such ten year period or during any lesser period of time. The Committee may establish installment exercise terms for a Stock Option such that the NQSO becomes fully exercisable in a series of cumulating portions. If an Optionee shall not, in any given installment period, purchase all the Common Shares which such Optionee is entitled to purchase within such installment period, such Optionee’s right to purchase any Common Shares not purchased in such installment period shall continue until the expiration or sooner termination of such NQSO. The Committee may also accelerate the exercise of any NQSO.

6.

A Stock Option, or portion thereof, shall be exercised by delivery of (i) a written notice of exercise to the Company specifying the number of Common Shares to be purchased, and (ii) payment of the full price of such Common Shares, as fully set forth in paragraph 7 of this Article V. No NQSO or installment thereof shall be reusable except with respect to whole shares, and fractional share interests shall be disregarded. Not less than 100 Common Shares may be purchased at one time unless the number purchased is the total number at the time available for purchase under the NQSO. Until the Common Shares represented by an exercised NQSO are issued to an Optionee, he shall have none of the rights of a shareholder.

7.

The exercise price of a Stock Option, or portion thereof, may be paid in United States dollars, in cash or by cashier’s check, certified check, bank draft or money order, payable to the order of the Company in an amount equal to the option price.

8.

The Plan is intended to comply in all respects with Rule 16b-3 of the Exchange Act or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3 of the Exchange Act. If any provision of the Plan does not comply with Rule 16b-3 of the Exchange Act as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to persons who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other persons eligible to receive Stock Option under the Plan. With respect to Stock Options, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

9.	With the Optionee’s consent, the Committee may cancel any Stock Option issued under this Plan and issue a new NQSO to such Optionee.
10.

Except by will, the laws of descent and distribution, or with the written consent of the Committee, no right or interest in any Stock Option granted under the Plan shall be assignable or transferable, and no right or interest of any Optionee shall be liable for, or subject to, any lien, obligation or liability of the Optionee. Upon petition to, and thereafter with the written consent of the Committee, an Optionee may assign or transfer all or a portion of the Optionee’s rights and interest in any stock option granted hereunder. Stock Options shall be exercisable during the Optionee’s lifetime only by the Optionee or assignees, or the duly appointed legal representative of an incompetent Optionee, including following an assignment consented to by the Committee herein.

11.

No NQSO shall be exercisable while there is outstanding any other NQSO which was granted to the Optionee before the grant of such option under the Plan or any other plan which gives the right to the Optionee to purchase stock in the Company or in a corporation which is a parent corporation (as defined in Section 425(e) of the Code) of the Company, or any predecessor corporation of any of such corporations at the time of the grant. An NQSO shall be treated as outstanding until it is either exercised in full or expires by reason of lapse of time.

12.

Neither the Stock Options nor the Common Shares issuable upon exercise of the Stock Options have been registered under the Securities Act, or any state securities laws, and Stock Options may be granted and Common Shares issued upon exercise pursuant to exemptions from such registration requirements. Unless a registration statements has been filed and is effective at the time of exercise, the Common Shares issuable upon exercise shall be restricted securities and shall bear a restrictive legend in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE

ISSUER TO THAT EFFECT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

The Company is under no obligation to file a registration statement to register the Stock Options or Common Shares issuable upon exercise of the Stock Options.

13.

Optionees shall comply with all applicable federal and state securities laws, including notification and other requirements under Section 13 and Section 16 of the Exchange Act, and applicable state securities laws. Optionees shall notify the Company upon the disposition of Common Shares acquired upon exercise of any Stock Option.

ARTICLE VI

Adjustments or Changes in Capitalization

1.

In the event that the outstanding Common Shares of the Company are hereafter changed into or exchanged for a different number of kinds of shares or other securities of the Company by reason of merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend:

A. Prompt, proportionate, equitable, lawful and adequate adjustment shall be made of the aggregate number and kind of shares subject to Stock Options which may be granted under the Plan, such that the Optionee shall have the right to purchase such Common Shares as may be issued in exchange for the Common Shares purchasable on exercise of the NQSO had such merger, consolidation, other reorganization, recapitalization, reclassification, combination of shares, stock split-up or stock dividend not taken place;

B. Rights under unexercised Stock Options or portions thereof granted prior to any such change, both as to the number or kind of shares and the exercise price per share, shall be adjusted appropriately, provided that such adjustments shall be made without change in the total exercise price applicable to the unexercised portion of such NQSO’s but by an adjustment in the price for each share covered by such NQSO’s; or,

C. Upon any dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation, each outstanding Stock Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination, to exercise his NQSO in whole or in part, to the extent that it shall not have been exercised, without regard to any installment exercise provisions in such NQSO.

2.

The foregoing adjustment and the manner of application of the foregoing provisions shall be determined solely by the Committee, whose determination as to what adjustments shall be made and the extent thereof, shall be final, binding and conclusive. No fractional Shares shall be issued under the Plan on account of any such adjustments.

ARTICLE VII

Merger, Consolidation or Tender Offer

1.

If the Company shall be a party to a binding agreement to any merger, consolidation or reorganization or sale of substantially all the assets of the Company, each outstanding Stock Option shall pertain and apply to the securities and/or property which a shareholder of the number of Common Shares of the Company subject to the NQSO would be entitled to receive pursuant to such merger, consolidation or reorganization or sale of assets.

2.	In the event that:

A. Any person other than the Company shall acquire more than 20% of the Common Shares of the Company through a tender offer, exchange offer or otherwise;

B. A change in the “control” of the Company occurs, as such term is defined in Rule 405 under the Securities Act;

C. There shall be a sale of all or substantially all of the assets of the Company; any then outstanding Stock Option held by an Optionee, who is deemed by the Committee to be a statutory officer (“insider”) for purposes of Section 16 of the Exchange Act shall be entitled to receive, subject to any action by the Committee revoking such an entitlement as provided for below, in lieu of exercise of such Stock Option, to the extent that it is then exercisable, a cash payment in an amount equal to the difference between the aggregate exercise price of such NQSO, or portion thereof, and, (i) in the event of an offer or similar event, the final offer price per share paid for Common Shares, or such lower price as the Committee may determine to conform an option to preserve its Stock Option status, times the number of Common Shares covered by the NQSO or portion thereof, or (ii) in the case of an event covered by B or C above, the aggregate fair market value of the Common Shares covered by the Stock Option, as determined by the Committee at such time.

3.

Any payment which the Company is required to make pursuant to paragraph 2 of this Article VII, shall be made within 15 business days, following the event which results in the Optionee’s right to such payment. In the event of a tender offer in which fewer than all the shares which are validity tendered in compliance with such offer are purchased or exchanged, then only that portion of the shares covered by an NQSO as results from multiplying such shares by a fraction, the numerator of which is the number of Common Shares acquired pursuant to the offer and the denominator of which is the number of Common Shares tendered in compliance with such offer, shall be used to determine the payment thereupon. To the extent that all or any portion of a Stock Option shall be affected by this provision, all or such portion of the NQSO shall be terminated.

4.

Notwithstanding paragraphs 1 and 3 of this Article VII, the Company may, by unanimous vote and resolution, unilaterally revoke the benefits of the above provisions; provided, however, that such vote is taken no later than ten business days following public announcement of the intent of an offer or the change of control, whichever occurs earlier.

ARTICLE VIII

Amendment and Termination of Plan

1.

The Board may at any time, and from time to time, suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as the Board may deem appropriate and in the best interest of the Company.

2.

No amendment, suspension or termination of this Plan shall, without the Optionee’s consent, alter or impair any of the rights or obligations under any Stock Option theretofore granted to him under the Plan.

3.

The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Stock Options meeting the requirements of future amendments or issued regulations, if any, to the Code.

4.	No NQSO may be granted during any suspension of the Plan or after termination of the Plan.

ARTICLE IX

Government and Other Regulations

The obligation of the Company to issue, transfer and deliver Common Shares for Stock Options exercised under the Plan shall be subject to all applicable laws, regulations, rules, orders and approval which shall then be in effect and required by the relevant stock exchanges on which the Common Shares are traded and by government entities as set forth below or as the Committee in its sole discretion shall deem necessary or advisable. Specifically, in connection with the Securities Act upon exercise of any Stock Option, the Company shall not be required to issue Common Shares unless the Committee has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to take any other affirmative action in order to cause the exercise of a Stock Option or the issuance of Common Shares purchase thereto to comply with any law or regulation of any government authority.

ARTICLE X

Miscellaneous Provisions

1.

No person shall have any claim or right to be granted a Stock Option under the Plan, and the grant of an NQSO under the Plan shall not be construed as giving an Optionee the right to be retained by the Company. Furthermore, the Company expressly reserves the right at any time to terminate its relationship with an Optionee with or without cause, free from any liability, or any claim under the Plan, except as provided herein, in an option agreement, or in any agreement between the Company and the Optionee.

2.	Any expenses of administering this Plan shall be borne by the Company.

3.	The payment received from Optionee from the exercise of Stock Options under the Plan shall be used for the general corporate purposes of the Company.

4.

The place of administration of the Plan shall be in the State of Nevada, and the validity, contraction, interpretation, administration and effect of the Plan and its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Nevada.

5.

Without amending the Plan, grants may be made to persons who are foreign nationals or employed outside the United States, or both, on such terms and conditions, consistent with the Plan’s purpose, different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to create equitable opportunities given differences in tax laws in other countries.

6.

In addition to such other rights of indemnification as they may have as members of the Board or Committee, the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Stock Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except a judgment based upon a finding of bad faith; provided that upon the institution of any such action, suit or proceeding a Committee member shall in writing, give the Company notice thereof and an opportunity, at its own expense, to handle and defend the same before such Committee member undertakes to handle and defend it on his own behalf.

7.

Stock Options may be granted under this Plan from time to time, in substitution for stock options held by employees of other corporations who are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of the assets of the employing corporation or the acquisition by the Company of stock of the employing corporation as a result of which it become a subsidiary of the Company. The terms and conditions of such substitute stock options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board of Directors of the Company at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted, but no such variations shall be such as to affect the status of any such substitute stock options as a stock option under Section 422A of the Code.

8.

Notwithstanding anything to the contrary in the Plan, if the Committee finds by a majority vote, after full consideration of the facts presented on behalf of both the Company and Optionee, that the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his association with the Company or any subsidiary corporation which damaged the Company or any subsidiary corporation, or for disclosing trade secrets of the Company or any subsidiary corporation, the Optionee shall forfeit all unexercised Stock Options and all exercised NQSO’s under which the Company has not yet delivered the certificates and which have been earlier granted the Optionee by the Committee. The decision of the Committee as to the case of an Optionee’s discharge and the damage done to the Company shall be final. No decision of the Committee, however, shall affect the finality of the discharge of such Optionee by the Company or any subsidiary corporation in any manner. Further, if the Optionee voluntarily terminates employment with the Company, the Optionee shall forfeit all unexercised stock options.

ARTICLE XI

Written Agreement

Each Stock Option granted hereunder shall be embodied in a written Stock Option Agreement which shall be subject to the terms and conditions prescribed above and shall be signed by the Optionee and by the President or any Vice President of the Company, for and in the name and on behalf of the Company. Such Stock Option Agreement shall contain such other provisions as the Committee, in its discretion shall deem advisable.

ARTICLE XII

Effective Date

This Plan shall become unconditionally effective as of the effective date of approval of the Plan by the Board of Directors of the Company. No Stock Option may be granted later than ten (10) years from the effective date of the Plan; provided, however, that the Plan and all outstanding Stock Options shall remain in effect until such NQSO’s have expired or until such options are cancelled.

Number of Shares: _______________	Date of Grant: _______________

NONQUALIFIED STOCK OPTION AGREEMENT

AGREEMENT made this _____ day of __________________, 200___, between _________________ ________________________ (the “Optionee”), and BLACK TUSK MINERALS INC., a Nevada corporation (the “Company”).

1. Grant of Option. The Company, pursuant to the provisions of the 2009 BLACK TUSK MINERALS INC. Nonqualified Stock Option Plan (the “2009 Plan”), set forth as Attachment A hereto, hereby grants to the Optionee, subject to the terms and conditions set forth or incorporated herein, an Option to purchase from the Company all or any part of an aggregate of _______________ Common Shares, as such Common Shares are now constituted, at the purchase price of $_______________ per share. The provisions of the 2009 Plan governing the terms and conditions of the Option granted hereby are incorporated in full herein by reference.

2. Exercise. The Option evidenced hereby shall be exercisable in whole or in part by the delivery to and receipt by the Company of (i) a written notice of election to exercise, in the form set forth in Attachment B hereto, specifying the number of shares to be purchased; (ii) accompanied by payment of the full purchase price thereof in cash or certified check payable to the order of the Company and, (iii) by return of this Stock Option Agreement for endorsement of exercise by the Company.

3. Transferability. The Option evidenced hereby is NOT assignable or transferable by the Optionee other than by the Optionee’s will, by the laws of descent and distribution, as provided in paragraph 10 of Article V of the 2009 Plan. The Option shall be exercisable only by the Optionee during his lifetime.

BLACK TUSK MINERALS INC.

BY:	_______________________________________
Gavin Roy, President

ATTEST:

________________________________________
Secretary

Optionee hereby acknowledges receipt of a copy of the 2009 Plan, attached hereto and accepts this Option subject to each and every term and provision of such Plan. Optionee hereby agrees to accept as binding, conclusive and final, all decisions or interpretations of the Compensation Committee or the Board of Directors administering the 2009 Plan on any questions arising under such Plan. Optionee recognizes that if Optionee’s employment with the Company or any subsidiary thereof shall be terminated with cause, or by the Optionee, all of the Optionee’s rights hereunder shall thereupon terminate; and that, pursuant to paragraph 11 of Article V of the 2009 Plan, this Option may not be exercised while there is outstanding to Optionee any unexercised Stock Option, granted to Optionee before the date of grant of this Option, to purchase Common Shares of the Company or any parent or subsidiary thereof.

Dated: _________________________________

___________________________________
Optionee

___________________________________
Type or Print Name

___________________________________
Address

___________________________________
Social Security No.

Secretary

BLACK TUSK MINERALS INC.

7425 Arbutus Street

Vancouver, British Columbia

Canada V6P 5T2

Dear Sir/Madam:

1.         Pursuant to the Stock Option Agreement dated _______________, between BLACK TUSK MINERALS INC. and _________________, I hereby elect to purchase ______ shares of the common stock of BLACK TUSK MINERALS INC. at the price of $__________ per share.

2.         Payments. My check in the amount of $________ is enclosed as the purchase price for ________shares which I am electing to purchase.

3.         Certificates. The shares are to be in registered in the name of _________________________ and delivered to the address below.

4.         Stock Option Agreement. In the event there remains an unexercised balance of common shares under the Option, a new Stock Option Agreement shall be issued for the balance of unexercised common shares and delivered together with the Certificate.

Dated: __________________________________

Yours very truly,

__________________________________

Signature

__________________________________

Name

Address:

__________________________________

__________________________________

__________________________________